Coastal Virginia Offshore Wind Project update January 30, 2026

Important note for investors This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Dominion Energy. The statements relate to, among other things, expectations, estimates and projections concerning the business and operations of Dominion Energy. We have used the words “path”, "anticipate", "believe", “forecast”, "could", "estimate", "expect", "intend", "may", "plan", “outlook”, "predict", "project", “should”, “strategy”, “continue”, “target”, "will“, “potential” and similar terms and phrases to identify forward-looking statements in this presentation. Such forward-looking statements, including operating earnings per share information and guidance, projected dividends, projected debt and equity issuances, projected cash flow, capital expenditures, operating expenses and debt information, shareholder return, and long-term growth or value, are subject to various risks and uncertainties. As outlined in our SEC filings, factors that could cause actual results to differ include, but are not limited to: unusual weather conditions and their effect on energy sales to customers and energy commodity prices; extreme weather events and other natural disasters; extraordinary external events, such as the pandemic health event resulting from COVID-19; federal, state and local legislative and regulatory developments; changes in or interpretations of federal and state tax laws and regulations; changes to regulated rates collected by Dominion Energy; risks associated with entities in which Dominion Energy shares ownership with third parties, such as a 50% noncontrolling interest in the Coastal Virginia Offshore Wind (CVOW) Commercial Project, including risks that result from lack of sole decision making authority, disputes that may arise between Dominion Energy and third party participants and difficulties in exiting these arrangements; timing and receipt of regulatory approvals necessary for planned construction or expansion projects and compliance with conditions associated with such regulatory approvals; the inability to complete planned construction projects within time frames initially anticipated; risks and uncertainties that may impact the ability to construct the CVOW Commercial Project within the currently proposed timeline, or at all, and consistent with current cost estimates along with the ability to recover such costs from customers; risks and uncertainties associated with the timely receipt of future capital contributions, including optional capital contributions, if any, from the noncontrolling financing partner associated with the construction of the CVOW Commercial Project; changes to federal, state and local environmental laws and regulations, including those related to climate change; cost of environmental strategy and compliance, including cost related to climate change; changes in implementation and enforcement practices of regulators relating to environmental standards and litigation exposure for remedial activities; changes in operating, maintenance and construction costs; the availability of nuclear fuel, natural gas, purchased power or other materials utilized by Dominion Energy to provide electric generation, transmission and distribution and/or gas distribution services; additional competition in Dominion Energy’s industries; changes in demand for Dominion Energy’s services; risks and uncertainties associated with increased energy demand or significant accelerated growth in demand due to new data centers, including the concentration of data centers primarily in Loudoun County, Va., and the ability to obtain regulatory approvals, environmental and other permits to construct new facilities in a timely manner; the technological and economic feasibility of large-scale battery storage, carbon capture and storage, small modular reactors, hydrogen and/or other clean energy technologies; receipt of approvals for, and timing of, closing dates for acquisitions and divestitures; impacts of acquisitions, divestitures, transfers of assets by Dominion Energy to joint ventures, and retirements of assets based on asset portfolio reviews; adverse outcomes in litigation matters or regulatory proceedings; fluctuations in interest rates; changes in rating agency requirements or credit ratings and their effect on availability and cost of capital; capital market conditions, including the availability of credit and the ability to obtain financing on reasonable terms; and political and economic conditions, including tariffs, inflation and deflation. Other risk factors are detailed from time to time in Dominion Energy’s quarterly reports on Form 10-Q and most recent annual report on Form 10-K filed with the U.S. Securities and Exchange Commission. The information in this presentation was prepared as of January 30, 2026. Dominion Energy undertakes no obligation to update any forward-looking information statement to reflect developments after the statement is made. Projections or forecasts shown in this document are based on the assumptions listed in this document and are subject to change at any time. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities. Any offers to sell or solicitations of offers to buy securities will be made in accordance with the requirements of the Securities Act of 1933, as amended. This presentation has been prepared primarily for security analysts and investors in the hope that it will serve as a convenient and useful reference document. 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With regards to projections, estimates or guidance included in this presentation related to such non-GAAP measures, reconciliations of such projected or estimated non-GAAP measures to applicable GAAP measures are not provided, because the company cannot, without unreasonable effort, estimate or predict with certainty various components of net income. Please continue to regularly check Dominion Energy’s website at http://investors.dominionenergy.com/

Coastal Virginia Offshore Wind (CVOW) Table of contents CVOW well-aligned with focus on American energy dominance Significant construction progress supports first delivery of electricity in weeks (no change) Project cost update Tariff impacts Robust cost sharing mechanisms protect customers, preserve affordability 1 2 3 4 No change to existing operating EPS¹ and credit-related financial guidance 5 ¹ Non-GAAP

Coastal Virginia Offshore Wind (CVOW)

1 CVOW well-aligned with focus on American energy dominance

- The Coastal Virginia Offshore Wind project:
  - ✓ On track for first delivery of electricity (**Q1 2026**) and now expect full project completion in **early 2027**[1]
  - ✓ Represents the fastest and most economical way to deliver nearly 3GW to Virginia's grid to support **America's AI and cyber, shipbuilding, and military preeminence**
  - ✓ Key to ensuring **critical defense infrastructure** improvements at Oceana Naval Air Station in Virginia
  - ✓ Has the robust **bipartisan support** of Virginia's government and congressional leaders
  - ✓ Has **strong support from local communities**, military interests, the commercial marine industry, as well as civic, educational, environmental, labor and community partners
  - ✓ Has created **~2,000 direct and indirect American jobs** and generated ~$2B in American economic activity
  - ✓ Is **fully state and federally permitted**
  - ✓ Plays a critical part of a comprehensive **"all of the above"** energy strategy

Dominion Energy®

[1] The Company anticipates the majority of turbines will be installed by the end of 2026, and the remainder will be installed in early 2027. Due to the BOEM Suspension Order delay impacts, the final turbine installation is expected after February 4, 2027, at this time. As turbine installation progresses, the Company will be able to assess the efficiency of turbine installation and its effect on installation timing.

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Note: Awaiting installation includes components that are completely fabricated and awaiting transport or en route presently to Virginia Coastal Virginia Offshore Wind (CVOW) Significant progress reduces project risk: ~71% complete (updated) Major equipment progress % installed Project scope: 176 monopiles Installed: 176 100% % fabricated 100% Project scope: 9 deepwater cables Installed: 9 Project scope: 176 TPs Installed: 119 Completed + awaiting install: 57 % installed/awaiting installation 100% 100% % installed 100% Project scope: 3 OSS OSS #1: Installed on March 10th OSS #2: Installed on November 18th OSS #3: Expected to be installed by end of Q1 2026 % fabricated 100% Project scope: 260 miles Installed: 114 % towers fabricated or in fabrication ~72% Project scope: 176 WTG Towers: 126 fabricated; 54 received at PMT Nacelles: 121 fabricated; 30 received at PMT Blade sets: 48 fabricated; 26 received at PMT Installation complete Installation complete % installed Installation complete First wind turbine generator installed 2

Coastal Virginia Offshore Wind (CVOW) Achieving major construction milestones 2 Second OSS installation (November 2025) Components at PMT (January 2026)

Coastal Virginia Offshore Wind (CVOW) Achieving major construction milestones 2 Charybdis loading at PMT (December 2025)

Coastal Virginia Offshore Wind (CVOW) Achieving major construction milestones 2 Third offshore substation at PMT (January 2026)

Coastal Virginia Offshore Wind (CVOW) Achieving major construction milestones 2 First wind turbine generator installation (January 2026)

Coastal Virginia Offshore Wind (CVOW)

3 Project cost update (updated)

Section	Details
Timing	▪ First delivery of electricity: Q1 2026 (**no change**) ▪ Full project completion: Early 2027 (**updated**)

Costs	▪ Current capital budget: $11.5B (reflects $580M of actual/estimated tariffs and $228M associated with BOEM Suspension Order[1]) including contingency (**updated**)
	  ▪ Project cost increase driven by construction delays related to BOEM Suspension Order ($228M) and incremental tariff recognition ($137M)
	  ▪ Project-to-date investment (as of 12/31/2025): ~$9.3B
	  ▪ Remaining project costs: ~$2.2B
	    ▪ % to be funded by Stonepeak via non-controlling equity financing: 50%[2]
	    ▪ Remaining amount to be funded by Dominion Energy: **~$1.2B**
	▪ Current unused contingency (**updated**):
	  ▪ $155M (~7% of remaining project costs) as compared to $206M last quarter
	▪ Current unfixed costs (**updated**):
	  ▪ Changes to tariffs, certain project oversight costs and fuel for transport/installation

Next steps	▪ Install third offshore substation ▪ Complete installation of transition pieces ▪ Complete scour protection and cable installation ▪ Install and commission wind turbine generators

Dominion Energy®

[1] On December 22, 2025, the Company received an order from the Acting Director of the Bureau of Ocean Energy Management ("BOEM") "suspend[ing] all ongoing activities related to the Coastal Virginia Offshore Wind - Commercial Project on the Outer Continental Shelf for the next 90 days for reasons of national security" ("BOEM Suspension Order").The Company complied with the order, but challenged its legality in federal court and sought injunctive relief from the order. Specifically, on December 23, 2025, the Company filed a Complaint in the United States District Court for the Eastern District of Virginia, Norfolk Division (Case No. 2:25-cv-830 (JKW/LRL)), and moved for injunctive relief. On January 16, 2026, the Court issued a preliminary injunction that enjoined BOEM from enforcing the BOEM Suspension Order, thereby allowing offshore project activities to resume while the legal case proceeds [2] Assumes Stonepeak funds capital at 33% level above $11.3B

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Coastal Virginia Offshore Wind (CVOW)

4 Tariff impacts (updated)

Overview

- Current tariff rates (as of January 30, 2026)
  - Mexico: 30% and Canada: 35% (no stacking of tariff if already subject to steel tariff)
  - Steel: 50% (material value only)
  - European Union: 15% (no stacking on portion of costs subject to steel tariff)

= Updated project cost included in SCC filing

Impact to project costs at 100% ownership	As filed 10/31/25	Actuals	Illustrative impacts	
Timeframe	Through 12/31/25	Through 12/31/25	Through 3/31/26[6,7]	Through early 2027[7]
Impact of tariffs ($M)[1]: Mexico + Canada	$13	$7	$11	$35
(+) Impact of tariffs ($M)[1]: Steel	191	203	328	328
(+) Impact of tariffs ($M)[1]: European Union[5]	239	85	242	432
(=) Impact of tariffs ($M)[1]: Total	$443	$295	$580	$795
Amount borne by D ($M)[2]	**$111**	**$74**	**$147**	**$287**
Total project cost ($B) (including contingency)	$11.2	$11.2	$11.5	$11.7
Est. LCOE including REC ($/MWh)[3]	$84	$84	$84	$84
Est. net res. bill impact attributable to CVOW[4]	($0.63)	($0.63)	($0.57)	($0.57)

Dominion Energy®

[1] Represents actual to date plus forecast project cost impact from offshore and direct onshore categories if current tariff rates and policy is extended through the illustrative timeframes indicated in the table [2] Accounting for VA SCC settlement and Stonepeak partnership applied solely to the impacts of tariffs [3] LCOE represents 2027 dollars and includes REC value of $16/MWh, after accounting for cost sharing [4] Represents estimated project lifetime average monthly bill attributable to CVOW for a typical residential customer using 1,000 kWh per month, after accounting for cost sharing [5] Reflects 15% baseline universal tariff to Europe and other applicable countries [6] Fourth quarter reported earnings will reflect the project budget increase for Mexico, Canada and European Union through 3/31/26 & steel through early 2027 [7] Assumes Stonepeak funds capital at 33% level above $11.3B

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Coastal Virginia Offshore Wind (CVOW)

5 Robust cost sharing mechanisms protect customers, preserve affordability (updated)

- December 2022 comprehensive settlement, approved by State Corporation Commission, provides significant customer protections
  - ✓ 50% of project costs between $10.3B and $11.3B are unrecoverable from customers and borne by project owners (no change)

Levelized cost of electricity (LCOE)

- LCOE (updated): $84/MWh[1] compared to initial filing submission of $80 to $90/MWh[1]
  - Legislative prudency cap (no change): $125/MWh (in 2018 dollars); $149/MWh (in 2027 dollars)

	Original filing (Nov 2021)	Prior update (Oct 2025)	Current[3] (Jan 2026)
LCOE excluding REC ($/MWh)[1]	$97	$101	$100
REC ($/MWh)	$10	$17	$16
LCOE including REC ($/MWh)[1]	**$80—$90**	**$84** →	**$84**

Estimated project lifetime average monthly bill for typical residential customer bill attributable to CVOW[2]

Monthly	Description	Original filing (Nov 2021)	Prior update (Oct 2025)	Current[3] (Jan 2026)
Costs to customers	Revenue requirement (net of tax credits)	$9.19	$8.03	$7.89
(-) benefits/credits to customers	Includes project energy, capacity, and REC value	($4.47)	($8.66)	($8.46)
Residential customer bill	**Net bill impact**	**$4.72**	**($0.63)** →	**($0.57)**

Dominion Energy®

[1] In 2027 dollars
[2] Over project estimated lifetime for a typical residential customer bill using 1,000 kWh per month
[3] Fourth quarter reported earnings will reflect the project budget increase for Mexico, Canada and European Union through 3/31/26 & steel through early 2027

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Appendix

Coastal Virginia Offshore Wind (CVOW)

5 Customer cost sharing overview

Approved settlement in Virginia for balanced and reasonable cost-sharing

Cost-sharing thresholds	Customers	Shareholders
Capital budget of ~$9.8B	100%	0%
Costs between $9.8B – $10.3B	100%	0%
Costs between $10.3B – $11.3B	50%	50%
Costs between $11.3B – $13.7B	0%	100%
There is no cost-sharing agreement for any costs that exceed $13.7B		

- Significant customer benefits
  - ✓ Protection from unforeseen increases in construction costs (including explicit mention of PJM network upgrade costs) above the project's budget
  - ✓ Enhanced SCC review of operating performance
- Balances customer and shareholder concerns regarding affordability and financial viability

DEV, OAG, Walmart, Sierra Club, and Appalachian Voices filed a settlement agreement in the company's 2022 petition to the SCC to reconsider the performance guarantee; approved by the SCC in December 2022, providing significant customer benefits.

The approved settlement agreement provides a balanced and reasonable approach that supports continued investment in CVOW to meet the Commonwealth's public policy and economic development priorities and the needs of our customers.

Dominion Energy®

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Note: The ownership percentages within the ownership columns exclude the net initial withholding ¹ Existing cost-sharing thresholds per the settlement agreement in DEV’s 2022 petition to the SCC to reconsider the performance guarantee; approved by the SCC in December 2022 Construction budget Regulatory recovery¹ CVOW partnership capital calls DEV funding of capital calls DEV ownership of CVOW partnership Stonepeak funding of capital calls Stonepeak ownership of CVOW partnership Up to ~$9.8B 100% Mandatory 50% 50% 50% 50% $9.8B – $10.3B 100% Mandatory 50% 50% 50% 50% $10.3B – $11.3B 50% Mandatory 50% 50% 50% 50% $11.3B – $11.8B 0% Non-mandatory 67% 50% 33% 50% $11.8B – $12.7B 0% Non-mandatory 75% 50% 25% 50% $12.7B – $13.7B 0% Non-mandatory 83% 50% 17% 50% Equity partnership pro rata cost and risk sharing at illustrative project cost levels Represents percentage of capital funding applicable to the capital solely within that tier; does not represent cumulative funding levels Coastal Virginia Offshore Wind (CVOW) Stonepeak partnership cost sharing overview 5